UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 1, 2021

Date of Report (Date of earliest event reported)

INVIVO THERAPEUTICS HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-37350	36-4528166
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

One Kendall Square, Suite B14402

Cambridge, Massachusetts 02139

(Address of Principal Executive Offices) (Zip Code)

(617) 863-5500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	NVIV	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 28, 2021, InVivo Therapeutics Holdings Corp. (the “Company”) entered into a Lease Agreement with ARE-MA Region No. 59, LLC (“ARE”), pursuant to which ARE will lease to the Company the Company’s existing headquarters located in Cambridge, Massachusetts, containing 5,104 square feet of space (the “Premises”), effective as of the day immediately following the termination date of the Sublease (as defined below) (the “Lease”). The terms of the Lease are substantially the same as those contained in the Company’s existing sublease with the Shiseido Americas Corporation (“Shiseido”) for the Premises (the “Sublease”), including annual base rent of $400,715.04 through October 31, 2021, subject to annual escalation thereafter of approximately 3% per annum. The Sublease terminated on May 31, 2021 with the Lease effective as of June 1, 2021. The Lease term will end on December 31, 2023.

Concurrently with the execution of the Lease, the Company entered into a Termination Agreement for the Sublease, pursuant to which the Sublease was terminated effective as of 11:59 pm ET on May 31, 2021 (the “Sublease Termination”). In connection with the Lease and the Sublease Termination, the Company’s $60,310.00 standby letter of credit in favor of Shiseido will be terminated and a new standby letter of credit in favor of ARE has been established for $100,178.76.

The foregoing summary of the Lease is qualified in its entirety by reference to the full text of the Lease, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

The information contained in Item 1.01 regarding the termination of the Sublease is incorporated into this Item 1.02 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 regarding the standby letter of credit is incorporated into this Item 2.03 by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Lease Agreement, dated as of May 28, 2021, by and between the Registrant and ARE-MA Region No. 59, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVIVO THERAPEUTICS HOLDINGS CORP.

Date: June 1, 2021	By:	/s/ Richard Toselli
	Name:	Richard Toselli, M.D.
	Title:	Chief Executive Officer